Aquila Three Peaks High Income Fund
Aquila Three Peaks Opportunity Growth Fund
each a series of

AQUILA FUNDS TRUST

Supplement dated January 17, 2014
to the Prospectus and Statement of Additional Information
dated September 30, 2013
As Revised As Of October 30, 2013

The following information supplements the Prospectus and Statement of Additional Information and supersedes any contrary information:

Effective January 17, 2014, the address of the Manager, the Distributor and each Fund is 120 West 45th Street, Suite 3600, New York, New York  10036.

The following text in the section titled “Capital Stock” in the Statement of Additional Information is replaced as follows:

* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee. There is a 1.00% redemption fee on redemptions within 90 days of purchase with respect to Aquila Three Peaks High Income Fund and there is a 2.00% redemption fee on redemptions within 90 days of purchase with respect to Aquila Three Peaks Opportunity Growth Fund.

The following text in the section titled “Short-Term Trading; Redemption Fee” in the Statement of Additional Information is replaced as follows:

Short-Term Trading; Redemption Fee

The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% with respect to Aquila Three Peaks High Income Fund and 2.00% with respect to Aquila Three Peaks Opportunity Growth Fund of the shares’ redemption value on any redemption (including redemption by exchange) of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares.  The fee will not apply to shares sold under an Automatic Withdrawal Plan, redemptions or exchanges initiated by the sponsor of a program as part of a periodic rebalancing, or sold due to the shareholder’s death or disability.